UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 13, 2005
Date of Report (date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION
 (Exact name of Registrant as specified in its charter)

DELAWARE	1– 10079	94-2885898

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3901 North First Street
San Jose, California 95134-1599
 (Address of principal executive office)

(408) 943-2600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 13, 2005, Cypress Semiconductor Corporation issued a press release announcing its preliminary revenue and earnings outlook for its fourth quarter ended January 2, 2005. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

USE OF NON-GAAP FINANCIAL INFORMATION

Cypress provides certain non-GAAP financial measures as additional information relating to its operating results. These non-GAAP measures give an indication of Cypress’s baseline performance before gains, losses or other charges that are considered by management to be outside of the company’s core operating results. In addition, these non-GAAP measures are among the primary indicators management uses as a basis for measuring past performance, and planning and forecasting future periods. Cypress’s management, therefore, believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations.

The calculation of the non-GAAP measures used in this Form 8-K have been adjusted to exclude the effects of amortization of intangibles and other acquisition-related, restructuring and special charges and credits, as applicable in the periods presented.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies.

 The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cypress, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 12, 2005, in an effort to promptly return the company to profitability, management of Cypress decided to take actions to reduce its costs structure, including a reduction in force, a reorganization of Cypress product divisions and an organizational de-layering that could affect as many as 250 employees worldwide.  Cypress currently estimates such restructuring activity to cost approximately $15 million, which includes a cash charge of approximately $7 million for the reduction in force, approximately $7 million in equipment and software-related restructuring charges and approximately $1 million in other exit costs.   Cypress currently expects to complete such restructuring activities by the end of its second fiscal quarter, or June 3, 2005.

Cypress has issued a press release announcing, among other things, facts and circumstances leading up to the restructuring plan. The press release, which provides additional details regarding the restructuring plan, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial statements of business acquired. Not applicable.

          (b) Pro forma financial information. Not applicable.

          (c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

                Exhibit 99.1 Press Release dated January 13, 2005, entitled “Cypress Announces Preliminary Q404 Results; Restructuring Plan”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: January 13, 2005	By:	/s/ EMMANUEL HERNANDEZ

Emmanuel Hernandez Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 13, 2005, entitled “Cypress Announces Preliminary Q404 Results; Restructuring Plan”

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